UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2025

CAYSON ACQUISITION CORP
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42280	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W 37th St, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	CAPNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	CAPN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	CAPNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 11, 2025, Cayson Acquisition Corp, (the “SPAC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the SPAC, Mango Financial Group Limited, a Cayman Islands exempted company (the “Company”), North Water Investment Group Holdings Limited (“North Water”), the parent company of Mango Financial Limited (“Mango Financial”), and Mango Temp Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Merger Sub”).

Founded in 1970 during Hong Kong’s industrial boom, Mango Financial was among the first non-foreign securities firms and a founding member of the Far East Exchange—the predecessor of the Hong Kong Stock Exchange. Over the past five decades, Mango Financial has evolved from a traditional trading house into a full-service financial institution, offering investment banking, financial advisory, asset management, and securities underwriting and trading.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, in accordance with the Companies Act (Revised) of the Cayman Islands, as amended, at the closing (the “Closing,” and the date thereof, the “Closing Date”), the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

The Merger. Merger Sub will merge with and into the SPAC, the separate corporate existence of Merger Sub will cease, and the SPAC will be the surviving corporation and will continue as a wholly-owned subsidiary of the Company (the “Merger”).

Merger Consideration. At the effective time of the Merger (the “Effective Time”), each outstanding SPAC ordinary share (each a “SPAC Ordinary Share”), other than shares owned by the SPAC and dissenting shares, will be automatically converted into one Company Class A ordinary share (each a “Company Class Ordinary Share”). Immediately prior to the Effective Time, each of the SPAC units will automatically separate into SPAC Ordinary Shares and SPAC rights and each of the SPAC rights will automatically convert into 1/10 of a SPAC Ordinary Share. All of the SPAC Ordinary Shares included in the SPAC units and issued in respect of the SPAC rights will be automatically converted into Company Class A Ordinary Shares as described in the first sentence of this paragraph.

Indemnification Shares. Of the Company Class A Ordinary Shares held by the Company’s shareholders immediately prior to the Closing (the “Shareholders”), 4,000,000 shares will be deposited into escrow (the “Indemnification Shares”), to be held for two years after the Closing Date as security for certain indemnification obligations of the Company.

Earnout. The Shareholders have the right to receive additional contingent consideration of up to 4,000,000 Company Class A Ordinary Shares (the “Earnout Shares”) upon the achievement of certain net income targets for fiscal years 2025 and 2026.

The Earnout Shares shall be issued and held in escrow and will be released to the Shareholders if and to the extent the conditions described above are achieved.

Concurrent Financing. The Company and SPAC have agreed to use their reasonable best efforts to enter into definitive agreements for the sale of at least $5,000,000 of equity securities of the SPAC to be consummated immediately prior to the Closing (the “PIPE Financing”).

Immediately after the Closing, the former securityholders of SPAC will hold 8,453,000 Company Class A Ordinary Shares (assuming none of SPAC’s public shareholders exercise their redemption rights) and the Shareholders will hold 30,000,000 Company Class A Ordinary Shares (including the Indemnification Shares but not including the Earnout Shares), representing an equity value for the Company prior to the Merger of $300,000,000.

The board of directors of the SPAC and the Company have unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by their respective shareholders.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related matters by the respective shareholders of the SPAC and the Company, (ii) effectiveness of the F-4 Registration Statement (defined below), (iii) if so required by the SPAC’s amended and restated memorandum and articles of association as then in effect, that after redemption of all SPAC Ordinary Shares submitted for redemption by the SPAC’s shareholders in connection with the Business Combination, the SPAC’s net tangible assets shall be no less than $5,000,001, (iv) that there has been no “Material Adverse Effect” on either the Company or the SPAC since the date of the Merger Agreement, (v) that the PIPE Financing shall have been consummated, (vi) that the Restructuring (as defined in the Merger Agreement) shall have been consummated, (vii) the absence of certain injunctions, orders or actions, (viii) that the listing of the Company Class A Ordinary Shares shall have been approved by NASDAQ and (ix) that the approval of the Securities and Futures Commission of Hong Kong (the “HKSFC”) shall have been obtained and shall remain in full force and effect.

Covenants

The Merger Agreement contains certain covenants and agreements of the parties, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to seek to enter into subscription agreements for the PIPE Financing, (iii) the Company and the SPAC to furnish each other and their respective representatives reasonable access through the Closing to their properties, appropriate officers and employees, books and records, (iv) until the termination or Closing, neither party to solicit or accept offers or proposals regarding alternative transactions, (v) the Company to prepare and deliver to the SPAC certain audited and unaudited consolidated financial statements of the Company, (vi) the Company and the SPAC to prepare and file, as soon as possible, a registration statement on Form F-4 (the “F-4 Registration Statement”) which will include a proxy statement to solicit approval of certain proposals regarding the Business Combination by the SPAC’s shareholders (the “Proxy Statement”) and a prospectus covering the issuance of the Company Class A Ordinary Shares to be issued in the Merger (the “Prospectus”); (vii) the SPAC to take certain actions to obtain the requisite approval of the SPAC shareholders of the proposals included in the Proxy Statement, (viii) the parties to use reasonable best efforts to consummate the Business Combination, including obtaining necessary approvals from the HKSFC, (ix) the Company to adopt and approve an equity incentive plan that reserves 5% of the Company Class A Ordinary Shares outstanding immediately after the Closing (excluding the Earnout Shares), subject to customary evergreen provisions, for issuance pursuant to equity awards under such plan, (x) if necessary, the SPAC and its sponsors, Yawei Cao, the SPAC’s Chairman and Chief Executive Officer, and Cayson Holdings LP, a Delaware limited partnership (the “Sponsors”), to extend, in accordance with its governing documents and the Investment Management Trust Agreement, dated as of September 19, 2024, between the SPAC and Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”), the date by which the SPAC must consummate a Business Combination (each, an “Extension”), (xi) the Company to pay all amounts required by the Trust Agreement of the extension fees the Sponsors may be required to deposit into the trust account of the SPAC (the “Trust Account”) in connection with any Extension, and (xii) certain key personnel of the Company to enter into employment agreements and non-solicitation and non-compete agreements with the Company, each in a form to be mutually agreed upon between the parties.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the SPAC and the Company. All representations and warranties of the Company will survive for two years after the Closing Date, except that fraud claims will survive indefinitely and certain fundamental representations will survive until the expiration of the applicable statute of limitations. The representations and warranties of the SPAC will not survive the Closing.

Indemnification

The Shareholders will indemnify the combined company for any indemnification claims brought in relation to the Company’s representations and warranties contained in the Merger Agreement. The Indemnification Shares will be held in escrow as security for such indemnification obligations. All indemnification payments shall be made in Indemnification Shares (or, if none, other Company Class A Ordinary Shares) valued at the time of any such payment, except that the Shareholders shall have the right to pay cash in lieu of shares. The indemnification will be capped at an amount equal to 4,000,000 Company Class A Ordinary Shares and will be subject to a tipping basket of $50,000, except that neither limit will apply in the case of indemnification for breaches of certain fundamental representations.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) by the mutual written consent of the Company and the SPAC, (ii) by the Company or the SPAC, if the Closing shall not have occurred on or before February 28, 2026 (the “Outside Date”), (iii) by the Company or the SPAC if the other party breaches certain representations, warranties, or covenants specified in the Merger Agreement such that the closing conditions would not be met, and that breach is unable to be cured, or is not cured, within 30 days or by the Outside Date, if earlier, (iv) by the Company or the SPAC, if the SPAC shareholder approval is not obtained, or (v) by SPAC, if the financial statements of the Company for the years ended December 31, 2024 and 2023 as audited by a PCAOB qualified auditor are materially different from the Company Financials delivered to SPAC as of the date of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Certain Related Agreements

Lock-up Agreement

The Merger Agreement contemplates that, at or prior to the Closing, certain of the Shareholders will enter into a lock-up agreement in substantially the form attached to the Merger Agreement (the “Lock-Up Agreement”), pursuant to which, subject to certain exceptions, no shares of Company Class A Ordinary Shares may be transferred, sold or assigned by the holders until the date that is six months after the Closing; provided, that these restrictions will be lifted earlier if (a) the volume weighted average price of the shares equals or exceeds $12.00 per share (as adjusted for share splits, dividends, combinations or similar actions) for any 20 trading days within any thirty 30 consecutive trading day period commencing 90 days after the Closing Date, or (b) the Company completes a subsequent transaction that results in all shareholders having the right to exchange their ordinary shares for cash, securities or other property. These lock-up provisions match the lock-up provisions that are applicable to the shares in the SPAC held by the Sponsors.

A copy of the form of Lock-Up Agreement is filed with this Current Report as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

Registration Rights Agreement

The Merger Agreement contemplates that, at or prior to the Closing, the Sponsors, certain SPAC shareholders and certain of the Shareholders and the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), which will provide for customary demand and piggyback registration rights. The Registration Rights Agreement will replace the registration rights agreement that was entered into by the SPAC in connection with its initial public offering.

Escrow Agreements

The Merger Agreement contemplates that, at or prior to the Closing, Continental Stock Transfer & Trust Company and the Company will enter into an Indemnification Escrow Agreement (the “Indemnification Escrow Agreement”) and an Earnout Escrow Agreement (the “Earnout Escrow Agreement”). The Indemnification Escrow Agreement will govern the release of the Indemnification Shares subject to the indemnification provisions described above and the Earnout Escrow Agreement will govern the release of the Earnout Shares upon the achievement of the earnout conditions described above.

Disclaimer

The descriptions of the Merger Agreement and Lock-Up Agreement, Registration Rights Agreement, Indemnification Escrow Agreement and Earnout Escrow Agreement (collectively, the “Transaction Agreements”) have been included to provide investors with information regarding their terms. They are merely summaries of the Merger Agreement and Transactions Agreements and are qualified in their entirety by reference to the text of the Merger Agreement and Transaction Agreements and not intended to provide any other factual information about the SPAC or its affiliates or the Company. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Transaction Agreements and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and the Transaction Agreements, as applicable, which subsequent information may or may not be fully reflected in the SPAC’s or the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Report is the press release jointly issued by the parties on July [XX], 2025, announcing the Merger and the other transactions contemplated by the Merger Agreement.

The information in this Item 7.01, including the related exhibits, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the SPAC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01.

Additional Information and Where to Find It

In connection with the proposed Business Combination, the SPAC and the Company intend to file relevant materials with the SEC, including the F-4 Registration Statement, which will include the Proxy Statement and Prospectus. After the F-4 Registration Statement is declared effective by the SEC, the definitive Proxy Statement and Prospectus and other relevant documents will be mailed to the shareholders of the SPAC as of the record date established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of the SPAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the SPAC’s solicitation of proxies for the meeting of SPAC shareholders to be held to approve, among other things, the proposed Business Combination, because they will contain important information about the SPAC, the Company and the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary Proxy Statement and Prospectus, the definitive Proxy Statement and Prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Cayson Acquisition Corp, c/o Yawei Cao, 420 Lexington Avenue, Suite 2446, New York, NY 10170, Telephone: (203) 998-5540.

Participants in the Solicitation

The SPAC and its respective directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC shareholders in connection with the proposed Business Combination. The SPAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the SPAC as reflected of the SPAC’s final prospectus of September 20, 2024, in connection with the SPAC’s initial public offering, as filed with the U.S. Securities and Exchange Commission (the “SEC”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the SPAC shareholders in connection with the proposed Business Combination will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Proxy Statement and Prospectus to be included in the F-4 Registration Statement and filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

The Company and its respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the SPAC shareholders in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement and Prospectus for the proposed Business Combination when available.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements Legend

This communication contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this communication, including statements regarding the expected timing and structure of the Business Combination, the ability of the parties to complete the Business Combination, the expected benefits of the Business Combination, the tax consequences of the Business Combination, the amount of gross proceeds expected to be available to the SPAC after the Closing and giving effect to any redemptions by the SPAC shareholders, the Company’s future results of operations and financial position, business strategy and its expectations regarding the application and commercialization of its products. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the SPAC and the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities; the risk that the SPAC shareholder approval of the Business Combination is not obtained; the inability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available in the Trust Account following any redemptions by the SPAC shareholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; changes in general economic or business conditions; the outcome of litigation related to or arising out of the Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the transactions on the SPAC’s or the Company’s respective business relationships, operating results, and businesses generally; the ability of the Company to meet Nasdaq’s listing standards in connection with and following the consummation of the Business Combination; costs related to the Business Combination; that the price of the Company’s securities may be volatile due to a variety of factors, including the SPAC’s or the Company’s inability to implement their respective business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; and the ability of the Company to implement its strategic initiatives.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the SPAC’s registration statement on Form S-1 (File No. 333-280564), in the F-4 Registration Statement (once available), and in the other documents filed or that may be filed by the SPAC or the Company from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the SPAC assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The SPAC does not give any assurance that the SPAC or the Company will achieve their expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1*	Agreement Plan of Merger, dated July 11, 2025, by and among the SPAC, the Company, North Water and Merger Sub

10.1	Form of Lock-Up Agreement

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable. The SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2025	CAYSON ACQUISITION CORP

	By:	/s/ Yawei Cao
Yawei Cao
Chief Executive Officer